EXHIBIT 99.4

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report (the "Report") on the Form 10-KSB of Standard Capital Corporation (the "Company") for the year ended August 31, 2005, as filed with the Securities and Exchange Commission on the date hereof, I, B. Gordon Brooke, Chief Accounting Officer, Chief Financial Officer and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. The Annual Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date:  October 25, 2005
                                      /s/  "B.  Gordon  Brooke"
                                      -------------------------
                                        B.  Gordon  Brooke
                                 Chief  Accounting  Officer,  Chief
                                 Financial  Officer  and  Director